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                                                                     EXHIBIT 1.1


                              WCA WASTE CORPORATION

                                9,000,000 SHARES

                                 OF COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                  June ___, 2004

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
         as Representative of the several Underwriters
         c/o Friedman, Billings, Ramsey & Co., Inc.
         1001 19th Street North
         Arlington, Virginia  22209

Dear Ladies and Gentlemen:

         Pursuant to this Underwriting Agreement (this "AGREEMENT"), WCA Waste Corporation, a Delaware corporation (the "COMPANY"), and those stockholders of the Company listed on Schedule I hereto (each a "SELLING STOCKHOLDER" and, collectively, the "SELLING STOCKHOLDERS"), each confirms its agreement with each of the Underwriters listed on Schedule II hereto (each an "UNDERWRITER" and, collectively, the "UNDERWRITERS"), for whom Friedman, Billings, Ramsey & Co., Inc. is acting as representative (in such capacity, the "REPRESENTATIVE"), with respect to (i) the sale by the Company and the Selling Stockholders of an aggregate 9,000,000 shares (the "INITIAL SHARES") of common stock, par value $0.01 per share, of the Company (the "COMMON STOCK") in the respective numbers of shares set forth opposite the names of the Company and each such Selling Stockholder on Schedule I hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters on Schedule II hereto, and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 1(b) hereof to purchase all or any part of the 1,350,000 additional shares of Common Stock to cover over-allotments (the "OPTION SHARES"), if any. The Initial Shares and all or any part of the Option Shares are hereinafter called, collectively, the "SHARES." The Shares are to be sold by the Company and the Selling Stockholders acting severally and not jointly.

         The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

         The Company has filed with the Securities and Exchange Commission (the "COMMISSION"), a registration statement on Form S-1 (No. 333-113416), including a form of prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations thereunder (the "SECURITIES ACT REGULATIONS"). The Company has prepared and filed such amendments thereto, if any, as may have been


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required to the date hereof, and will file such additional amendments thereto as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including the form of prospectus contained therein and all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations) is hereinafter called the "REGISTRATION STATEMENT," except that, if the Company files a post effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), the term "REGISTRATION STATEMENT" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "RULE 462(b) REGISTRATION STATEMENT," and after such filing the term "REGISTRATION STATEMENT" shall include the 462(b) Registration Statement. Each form of prospectus included in the Registration Statement, or amendments thereof or supplements thereto, before the Registration Statement became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "PRELIMINARY PROSPECTUS." The term "PROSPECTUS" means the final prospectus, as first filed with the Commission pursuant to paragraphs (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

         Each Selling Stockholder has executed and delivered a Custody Agreement and a Power of Attorney in the form attached hereto as Exhibit A (collectively, the "AGREEMENT AND POWER OF ATTORNEY") pursuant to which each Selling Stockholder has placed the Initial Shares to be sold by it pursuant to this Agreement in custody and appointed the persons designated therein as a committee (the "COMMITTEE") with the authority to execute and deliver this Agreement on behalf of such Selling Stockholder and to take certain other actions with respect thereto and hereto.

         The Company, each of the Selling Stockholders and the Underwriters agree as follows:

         1.       Sale and Purchase:

         (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of $[ ], the Company and the Selling Stockholders, acting severally and not jointly, agree to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite their respective names, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of Initial Shares set forth in Schedule II opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representative, in its sole discretion, shall make to eliminate any sales or purchases of fractional shares.

         (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in Section 1(a), the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company all or any part of the Option Shares, plus any additional number of Option Shares which such Underwriter may become obligated to


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purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representative, in its sole discretion, shall make to eliminate any sales or purchases of fractional shares. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time (only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares) upon notice by the Representative to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery shall be determined by the Representative, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time (as hereinafter defined). If the option is exercised as to all or any portion of the Option Shares, the Company will sell that number of Option Shares then being purchased, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representative, in its sole discretion, shall make to eliminate any sales or purchases of fractional shares.

         2.       Payment and Delivery:

         (a) Initial Shares. The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representative, including, at the option of the Representative, through the facilities of The Depository Trust Company ("DTC") for the account of the Representative, against payment by or on behalf of the Representative of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company and each of the Selling Stockholders, upon at least forty-eight hours' prior notice. Unless otherwise agreed with the Representative, the Company will cause the certificates representing the Initial Shares to be made available for checking and packaging at least twenty-four hours prior to the Closing Time (as hereinafter defined) with respect thereto at the office of the Representative, 1001 19th Street North, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the "DESIGNATED OFFICE"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representative and the Company). The time at which such payment and delivery of the Initial Shares are actually made is hereinafter called the "CLOSING TIME," and the date of delivery of the Option Shares, if any, is hereinafter called a "DATE OF DELIVERY."

         (b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, including, at


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the option of the Representative, through the facilities of DTC for the account of the Representative, against payment by or on behalf of the Representative of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company, upon at least forty-eight hours' prior notice. Unless otherwise agreed with the Representative, the Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Date of Delivery with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representative in the notice given by the Representative to the Company of the Underwriters' election to purchase such Option Shares, such date and notice to be in compliance with Section 1(b), or on such other time and date as the Company and the Representative may agree upon in writing.

         (c) Directed Shares. It is understood that up to 3% of the Initial Shares to be offered by the Company (the "DIRECTED SHARES") will initially be reserved by the Underwriters for offer and sale to certain directors, officers and employees of the Company and certain other persons having business relationships with the Company ("DIRECTED SHARE PARTICIPANTS") upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the "DIRECTED SHARE PROGRAM"). Under no circumstances will the Representative or any Underwriter be liable to the Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with such Directed Share Program. To the extent that any Directed Shares are not affirmatively reconfirmed for purchase by any Directed Share Participant on or immediately after the date of this Agreement, such Directed Shares may be offered to the public by the Underwriters as part of the public offering contemplated herein.

         3.       Representations and Warranties of the Company and the Selling
                  Stockholders:


         The Company represents and warrants to the Underwriters that:

         (a) the Company has an authorized capitalization, and will have immediately after the Closing Time for the purchase and sale of the Initial Shares, an actual capitalization as set forth in the Prospectus; the outstanding shares of capital stock of the Company and each subsidiary of the Company (each, a "SUBSIDIARY", all of which Subsidiaries are listed in Exhibit 21 to the Registration Statement) have been duly authorized and validly issued and are fully paid and non-assessable, and all of the outstanding shares of capital stock of each Subsidiary which is a corporation are directly or indirectly owned of record and beneficially by the Company, all of the membership interests in each Subsidiary which is a limited liability company have been duly authorized and validly issued and are fully paid and all of the partnership interests in each Subsidiary which is a partnership or limited partnership have been duly authorized and validly issued and are fully paid; except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or of any Subsidiary convertible into or exchangeable for any capital stock or equity interests of the Company or any Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any Subsidiary any capital stock or equity interests of the Company or any Subsidiary or any securities convertible or exchangeable into such warrants, rights or options, or (iii) obligations of the


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Company or any Subsidiary to issue (A) capital stock or equity interests of the
Company or any Subsidiary, (B) convertible or exchangeable securities or (C) any warrants, rights or options;

         (b) each of the Company and the Subsidiaries has been duly incorporated or organized and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or organization with full corporate, partnership or other applicable power and authority to own its respective properties and to conduct its respective businesses as described in the Registration Statement and Prospectus and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated herein, except for any such failure to be in good standing which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect (as such term is hereinafter defined);

         (c) the Company and each of the Subsidiaries is duly qualified or licensed and is in good standing in each jurisdiction in which it conducts business or in which it owns or leases real property or otherwise maintains an office, except for any such failure to be so qualified or licensed which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the business, results of operations, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT"); except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or equity interests or from repaying to the Company or to any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or from any other Subsidiary, or from transferring such Subsidiary's property or assets to the Company or to any other Subsidiary; other than the Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture, limited liability company or other association;

         (d) the Company and each Subsidiary is in compliance with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates, except for such non-compliance which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

         (e) neither the Company nor any Subsidiary is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (i) its respective organizational documents or (ii) any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties are bound, except in the case of clause (ii), for such breaches or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

         (f) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein will not (i) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (A) any provision


                                      -5-
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of the organizational documents of the Company or any Subsidiary, or (B) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state or local law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of this clause (B) for such conflicts, breaches or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and (ii) except as contemplated by this Agreement, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or any Subsidiary, except for such liens, charges, claims or encumbrances which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

         (g) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of
Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

         (h) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Company's execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, or its sale and delivery of the Shares, other than (i) such as have been obtained or made, or will have been obtained or made at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"),
(ii) such as have been obtained or made, or will have been obtained or made at the Closing Time or the relevant Date of Delivery, as the case may be, in connection with the approval of the underwriting terms and agreements by the National Association of Securities Dealers, Inc. (the "NASD") and the quotation of the Shares on the NASDAQ National Market, (iii) such as have been obtained or made, or will have been obtained or made at the Closing Time or the relevant Date of Delivery, as the case may be, based on the "blue sky" survey prepared by counsel for the Underwriters in connection with any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters and (iv) such approvals, authorizations, consents or orders or filings, the absence of which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

         (i) the Company and each of the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct its business as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is required by any applicable


                                      -6-
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law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides, except as have already been obtained and are in full force and effect or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any written notice asserting a violation, default or revocation of any such license, authorization, consent or approval, which assertion has not been rescinded, or which violation, default or revocation, has not been cured or resolved in all material respects as of the date hereof, or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Prospectus;

         (j) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and the Company has complied to the Commission's satisfaction with any request on the part of the Commission for additional information in connection therewith;

         (k) the Preliminary Prospectus and the Registration Statement does, and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and on the relevant Date of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus, or any amendments or supplements thereto, in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use in the Registration Statement and/or the Prospectus, or any amendments or supplements thereto (that information being limited to that described in the second to last sentence of Section 9(d) hereof);

         (l) the Preliminary Prospectus was, and the Prospectus delivered to the Underwriters for use in connection with this offering will be, identical to the versions of the Preliminary Prospectus and Prospectus transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;


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         (m) except as otherwise disclosed in the Prospectus, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which, individually or in the aggregate, would reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect;

         (n) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the entities to which such financial statements relate (the "COVERED ENTITIES") as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with the applicable requirements of Regulation S-X promulgated by the Commission; the amounts in the Prospectus under the captions "Prospectus Summary - Summary Financial Data" and "Selected Financial Data" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements, and the notes thereto, included in the Registration Statement and the Prospectus; no other financial statements or supporting schedules are required to be included in the Registration Statement; the financial information in the Prospectus under the caption "WCA Waste Systems, Inc. and Subsidiaries-Index to Financial Statements-Pro Forma Financial Statements," including the notes thereto, and all other unaudited pro forma financial information, including the notes thereto, included in any Preliminary Prospectus complied, and in the Prospectus will comply, as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents in all material respects with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified; no other pro forma financial information is required to be included in the Registration Statement;

         (o) KPMG LLP ("KPMG"), whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus and, to the knowledge of the Company, any other accounting firm that has certified Company financial statements and delivered its reports with respect thereto, are, and were during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations;

         (p) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise disclosed in the Registration Statement and Prospectus, there has not been (i) any Material Adverse Effect or any development that would reasonably be expected to result in a Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) any transaction that is material to the Company and the Subsidiaries, taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and the Subsidiaries, taken as a whole, or (iv) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

         (q) when issued and delivered as contemplated by this Agreement, the Shares will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

         (r) there are no persons with registration or other similar rights to have any equity or debt securities of the Company or any Subsidiary, including securities which are convertible into or exchangeable for equity securities of the Company or any Subsidiary, registered pursuant to the Registration Statement, (i) except for the Selling Stockholders, and only to the extent of the Initial Shares to be offered and sold by such Selling Stockholders as contemplated by this Agreement, and (ii) except for those registration or similar rights which have been waived or satisfied with respect to the offering contemplated by this Agreement, all of which registration or similar rights described in clauses (i) and (ii) are fairly summarized in the Prospectus;

         (s) the Shares have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, and free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to any preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise;

         (t) the Shares have been approved for quotation on the NASDAQ National Market under the ticker symbol "WCAA," subject only to official notice of issuance;

         (u) the Company, any Subsidiary and any affiliate of the foregoing, has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (v) neither the Company nor any of its affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the "EXCHANGE ACT REGULATIONS"), or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the NASD's By-laws) any member firm of the NASD;

         (w) the Company has not relied upon the Representative or legal counsel for the Representative for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

         (x) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company and with the requirements of the NASDAQ National Market;

         (y) the Company and each Subsidiary has good and marketable title to all real property, if any, and good title to all personal property owned by it, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as (i) would not materially and adversely affect the value of such property to the Company or any Subsidiary and (ii) do not interfere in any material respect with the use made, or proposed to be made, of such property by the Company or the Subsidiary; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and adverse and do not interfere in any material respect with the use made, or proposed to be made, of such property and buildings by the Company or the Subsidiary (such real property and personal property, including that real property, personal property and buildings held under lease by the Company or any Subsidiary, are collectively referred to herein as the "PROPERTIES");

         (z) the descriptions in the Registration Statement and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein are fair descriptions of such proceedings or documents, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not so described or filed; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable against the Company or such Subsidiary in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles;

         (aa) the Company and each Subsidiary owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, and other intangible property rights and know-how (collectively, "INTANGIBLES") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, except for such failure to own or possess adequate licenses or other rights to Intangibles which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any Subsidiary has received any written notice of infringement of or conflict with (and, to the knowledge of the Company, there exists no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

         (bb) the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions relating to the business of the Company and the Subsidiaries are executed in accordance with management's general or specific authorizations;
(ii) such transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets of the Company or any Subsidiary is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (cc) the Company and each of the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts reasonably believed by the Company to be adequate for its respective businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and/or the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

         (dd) neither the Company nor any of the Subsidiaries is in violation, or has received written notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except for any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

         (ee) neither the Company nor any Subsidiary is in violation of or has received written notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, the violation of any of which would reasonably be expected to have a Material Adverse Effect;

         (ff) the Company and each of the Subsidiaries is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) that is subject to Title IV of ERISA and for which the Company or any of the Subsidiaries would have any liability that could reasonably be expected to have a Material Adverse Effect; the Company and each of the Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" that is subject to Title IV of ERISA or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder ("CODE") that could reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Company and each of its Subsidiaries each "pension plan" for which the Company and each of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification which could reasonably be expected to have a Material Adverse Effect;

         (gg) since the formation or acquisition by Waste Corporation of America, Inc. ("WCA INC."), neither the Company nor any of the Subsidiaries, nor, to the knowledge of the Company, any officer or director purporting to act on behalf of the Company or any of the Subsidiaries, has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries, or (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

         (hh) except as otherwise disclosed in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or the officers or directors of any of the Subsidiaries or any of the members of the families of any of them;

         (ii) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus;

         (jj) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (i) all applicable federal and state securities laws and
(ii) the laws of the applicable jurisdiction of incorporation of the issuing entity;

         (kk) except for those matters described in this Section 3(kk) which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect,

              (i) (A) none of the Company nor any Subsidiary knows of any violation of any municipal, state or federal law, rule or regulation (including those pertaining to environmental matters) concerning the Properties or any part thereof that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (B) each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; (C) none of the Company nor any Subsidiary has received from any Governmental Authority (as hereinafter defined) any written notice of any condemnation of or zoning change affecting the Properties or any part thereof, and none of the Company nor any Subsidiary knows of any such condemnation or zoning change which is threatened and which if consummated would reasonably be expected to have a Material Adverse Effect; (D) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties) of any of the Subsidiaries that are required to be described in the Prospectus (or, the most recent Preliminary Prospectus) are disclosed therein; (E) no lessee of any portion of any of the Properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except such defaults, individually or in the aggregate, that would not reasonably be expected to have a Material Adverse Effect; and (F) no tenant under any lease pursuant to which any of the Subsidiaries leases the Properties has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and except as provided by law;

              (ii) except as otherwise disclosed in the Prospectus (A) neither the Company nor any of the Subsidiaries has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties, other than by any such action taken in material compliance with all applicable Environmental Statutes (as hereinafter defined); (B) the Company does not intend to use the Properties for the purpose of handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than by any such action taken in compliance with all applicable Environmental Statutes; (C) the Company knows of no seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into surface or ground waters on or adjacent to the Properties, or onto Properties from which Hazardous Materials might seep, flow or drain into such surface or ground waters; (D) the Company has not received any written notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local Environmental Statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of the Properties or any assets described in the Prospectus (or the most recent Preliminary Prospectus) or any other Property or arising out of the conduct of any such party, including without limitation a claim under or pursuant to any Environmental Statute; (E) neither the Properties nor any other land owned by the Company or any Subsidiary is included or, to the best knowledge of the Company, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency or, to the best knowledge of the Company, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority;

              (iii) in the ordinary course of its business, the Company periodically reviews the effect of Environmental Statutes on the business and operations of the Company and its Subsidiaries and on the Properties, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of Properties or compliance with Environmental Statutes, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has concluded that such associated costs and liabilities would not reasonably be expected to have a Material Adverse Effect, except as set forth in the Prospectus and the Registration Statement.

         As used herein, "HAZARDOUS MATERIAL(s)" shall include, without limitation any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos (except when asbestos materials are handled and disposed of at the Properties in accordance with applicable federal, state or local laws or regulations governing such lawful disposal) or any hazardous material as defined by any federal, state or local environmental law, ordinance, rule or regulation including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (each an "ENVIRONMENTAL STATUTE" and collectively, the "ENVIRONMENTAL STATUTES") or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets described in the Prospectus (a "GOVERNMENTAL AUTHORITY");

         (ll) in connection with the offering and the sale of the Shares, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act; the Company has not distributed and will not distribute any Prospectus or other offering material in connection with the offer and sale of the Shares, without the prior written authorization of the Representative;

         (mm) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); and neither the Company nor any of the Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

         (nn) the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

         (oo) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT");

         (pp) neither the Company nor any of the Subsidiaries is a "holding company" or a "public utility," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended (the "PUBLIC UTILITY ACT");

         (qq) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

         (rr) no consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, or that shall have been obtained prior to the Closing Time, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered. The Company has not offered, or caused the Representative to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (with knowledge that such action is unlawful) (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its business;

         (ss) the Company has filed with the Commission a registration statement on Form S-4 (No. 333-114901) (the "S-4 REGISTRATION STATEMENT") relating to the offer and sale of particular securities offered and sold by the Company in connection with the internal reorganization of the Company as described in the Registration Statement and the Prospectus (the "REORGANIZATION"); the Company has prepared and filed such amendments thereto as may have been required to the date hereof, and will file such additional amendments thereto as may hereafter be required; such S-4 Registration Statement has, on or prior to the Closing Time, been declared effective under the Securities Act by the Commission; such S-4 Registration Statement complied, when it became effective, in all material respects with the requirements of the Securities Act and the Securities Act Regulations; and such S-4 Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (tt) the execution and delivery of (i) the Reorganization Agreement by and among the Company, WCA Inc., WCA Holdings Corporation and WCA Merger Corporation, (ii) the Agreement and Plan of Merger by and among the Company, WCA Inc. and WCA Merger Corporation, (iii) the Capital Contribution Agreement between the Company and WCA Inc., (iv) the Guaranty Agreement between the Company and WCA Inc., (v) the Administrative Services Agreement by and among the Company, WCA Management Company, L.P., Waste Corporation of America, LLC ("WCA LLC"), Transit Waste, LLC, Waste Corporation of Central Florida, Inc., and Waste Corporation of Florida, Inc., (vi) the Tax Disaffiliation Agreement by and between the Company and WCA LLC and (vii) the Agreement and Plan of Merger between the Company and WCA Merger II Corporation (collectively, the "REORGANIZATION AGREEMENTS") and each of the documents, agreements and instruments executed and delivered in connection therewith, and the consummation of the transactions contemplated by the Reorganization Agreements, has been duly authorized by all necessary corporate action, including, but not limited to, any vote of the stockholders of the Company which may be required by applicable state law; the Reorganization Agreements are in full force and effect on the date hereof, and neither the Company nor any of the other parties thereto are in breach or default of its obligations thereunder (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default thereunder); and the transactions contemplated by the Reorganization Agreements to be completed at or prior to the Closing Time have been completed;

         (uu) the Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 that will be applicable to the Company upon completion of the transactions contemplated by this Agreement;

         (vv) any certificate signed by any officer of the Company or any Subsidiary that is to required to be delivered to the Representative or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company or such Subsidiary to each Underwriter as to any matters covered thereby which concern or relate to the Company or such Subsidiary.

         As used in the remaining paragraphs of this Section 3 and in all of
Section 6(d), the term "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, results of operations, prospects, properties or condition (financial or otherwise) of (i) the Company and the Subsidiaries taken as a whole, (ii) the Selling Stockholder making the representation qualified by such term and/or (iii) such Selling Stockholder's ability to perform its obligations under this Agreement.

         Each Selling Stockholder, severally and not jointly, represents and warrants to the Underwriters that:

         (a) such Selling Stockholder, if a corporation, partnership, trust or similar entity, has been duly incorporated or organized and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or organization with full corporate, partnership or other applicable power and authority to own its respective properties and to conduct its respective businesses and to execute and deliver this Agreement and the Agreement and Power of Attorney to which it is a party, and to consummate the transactions contemplated herein and therein, except for any such failure to be in good standing which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

         (b) all authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Stockholder, have been given or obtained other than such authorizations and consents that will have been obtained or made at or prior to the Closing Time; each of the Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

         (c) such Selling Stockholder now has, and at the Closing Time will have, (i) good and marketable title to the Initial Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Agreement and Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Initial Shares to the Underwriters and to make the representations, warranties and agreements made by such Selling Stockholder herein; upon the sale and delivery of the Initial Shares by such Selling Stockholder against receipt of payment therefor, in each case in accordance with the terms of this Agreement and the Agreement and Power of Attorney, the Underwriters will acquire good and marketable title to such Initial Shares, free and clear of any pledge, lien, encumbrance, security interest, or other claim;

         (d) at the Closing Time, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Initial Shares to be sold by such Selling Stockholder to the Underwriters will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with by such Selling Stockholder;

         (e) the execution, delivery and performance of this Agreement and the Agreement and Power of Attorney by such Selling Stockholder, and the consummation by such Selling Stockholder of the transactions contemplated herein and therein will not (i) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (A) any provisions of the organizational documents of such Selling Stockholder, or (B) any provision of any material license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which such Selling Stockholder is a party or by which it or its properties may be bound or affected, or under any federal, state or local law, regulation or rule or any decree, judgment or order applicable to such Selling Stockholder, except in the case of this clause (B) for such conflicts, breaches or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and (ii) except as contemplated by this Agreement and the Agreement and Power of Attorney, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of such Selling Stockholder, except for such liens, charges, claims or encumbrances which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

         (f) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with Selling Stockholder's execution, delivery and performance of each of this Agreement and the Agreement and Power of Attorney, the consummation of the transactions contemplated herein and therein, or its sale and delivery of the Initial Shares, other than (i) such as have been obtained or made, or will have been obtained or made at the Closing Time under the Securities Act and the Exchange Act, (ii) such as have been obtained or made, or will have been obtained or made at the Closing Time in connection with the approval of the underwriting terms and agreements by the NASD and the quotation of the Shares on the NASDAQ National Market, (iii) such as have been obtained or made, or will have been obtained or made at the Closing Time based on the "blue sky" survey prepared by counsel for the Underwriters in connection with any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Initial Shares are being offered by the Underwriters and (iv) such approvals, authorizations, consents or orders or filings, the absence of which individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

         (g) all information with respect to such Selling Stockholder contained in the Preliminary Prospectus and the Registration Statement does, and such information contained in the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact with respect to such Selling Stockholder or omit to state a material fact required to be stated therein or necessary to make the statements therein, with respect to such Selling Stockholder, not misleading; and the Preliminary Prospectus does not, and the information contained in the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein with respect to such Selling Stockholder, in light of the circumstances under which they were made, with respect to such Selling Stockholder, not misleading;

         (h) such Selling Stockholder has not distributed and will not distribute any Prospectus or other offering material in connection with the offer and sale of the Initial Shares, without the prior written authorization of the Representative; such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Initial Shares;

         (i) certificates in negotiable form for the Initial Shares to be sold hereunder by such Selling Stockholder have been placed in custody, for the purpose of making delivery of such Shares under this Agreement and under the Agreement and Power of Attorney which appoints ________________________________, as custodian (the "CUSTODIAN"), for such Selling Stockholder; such Selling Stockholder agrees that the Initial Shares represented by the certificates held in custody for him or it under the Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Committee, the Underwriters, each other Selling Stockholder and the Company; that the arrangements made by such Selling Stockholder for such custody and the appointment of the Custodian and the Committee by such Selling Stockholder are irrevocable; and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Stockholder or the occurrence of any other event; if any Selling Stockholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Initial Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Committee and the Custodian pursuant to the Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Committee, or either of them, shall have received notice thereof;

         (j) such Selling Stockholder has not relied upon the Representative or legal counsel for the Representative for any legal, tax or accounting advice in connection with the offering and sale of the Initial Shares;

         (k) such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities of the Company or any Subsidiary, including securities which are convertible into or exchangeable for equity securities of the Company or any Subsidiary, registered pursuant to the Registration Statement, except for those registration or similar rights which have been waived or satisfied with respect to the offering contemplated by this Agreement, all of which registration or similar rights are fairly summarized in the Prospectus under "Shares Eligible for Future Sale;"

         (l) such selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Initial Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company or any Subsidiary, other than those described in the Registration Statement and the Prospectus; and

         (m) except as otherwise disclosed to the Underwriters in writing, such Selling Stockholder is not, nor are any of its affiliates, required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the Exchange Act Regulations, nor does such Selling Stockholder, or any of its affiliates, directly, or indirectly through one or more intermediaries, control or has any other association with (within the meaning of Article I of the NASD's By-laws) any member firm of the NASD.

         4.       Certain Covenants:

         The Company hereby agrees with each Underwriter:

         (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representative may designate and to maintain such qualifications in effect as long as requested by the Representative for the distribution of the Shares, provided that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any such jurisdiction where it is not presently qualified, (ii) consent to the service of process or to file annual reports under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares) or (iii) subject itself to taxation with respect to doing business in any jurisdiction in which it is not otherwise so subject;

         (b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as reasonably practicable and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing, when such post-effective amendment has become effective;

         (c) to prepare the Prospectus in a form reasonably satisfactory to the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the second day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to in writing and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the first day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to in writing to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

         (d) to advise the Representative promptly and (if requested by the Representative) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

         (e) to advise the Representative promptly, and (if requested by the Representative) to confirm such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as reasonable practicable; to advise the Representative promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representative, upon advice of counsel to the Underwriters, shall reasonably object in writing;

         (f) to furnish to the Underwriters for a period of three years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock not publicly available, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange not publicly available and (iii) such other information not publicly available as the Underwriters may reasonably request regarding the Company and the Subsidiaries;

         (g) to advise the Underwriters promptly of the happening of any event known to the Company during the time which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the judgment of the Company, or in the reasonable opinion of the Representative or counsel for the Underwriters, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations to amend or supplement the Prospectus to comply with the Securities Act and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the Securities Act;

         (h) to file as promptly as reasonably practicable with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Representative, as advised by counsel to the Underwriters, be required by the Securities Act or requested by the Commission;

         (i) prior to filing with the Commission any amendment to the Registration Statement, any supplement to the Prospectus or any Prospectus pursuant to Rule 424 under the Securities Act, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing, such consent not to be unreasonably withheld, conditioned or delayed;

         (j) to furnish promptly to the Representative, upon request, a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith) and such number of conformed copies of the foregoing as the Representative may reasonably request;

         (k) to furnish to the Representative, not less than two business days before filing with the Commission subsequent to the effective date of the Prospectus and during the period in which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during such period to file all such documents in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

         (l) to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption "Use of Proceeds" in the Prospectus;

         (m) to make generally available to its security holders and to deliver to the Representative as soon as reasonably practicable, but in any event not later than the end of the first full fiscal quarter occurring after the first anniversary of the effective date of the

Registration Statement an earnings statement complying with the provisions of
Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement;

         (n) to use its commercially reasonable efforts to maintain the quotation of the Shares on the NASDAQ National Market and to file with the NASDAQ National Market all documents and notices required by the NASDAQ National Market of companies that have securities that are traded and quotations for which are reported by the NASDAQ National Market;

         (o) to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

         (p) to refrain during a period of 180 days from the date of the Prospectus, without the prior written consent of the Representative, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; the foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) the registration of shares of Common Stock under, and grants of Common Stock and stock options related to Common Stock pursuant to existing employee benefit plans of the Company or (D) any shares of Common Stock issued as consideration in connection with any acquisition of all or substantially all of the stock or assets of another entity (provided that, if the Company registers the resale of any such shares of Common Stock under the Securities Act by the recipients thereof, the Company shall not request effectiveness of such resale registration statement for a date prior to the expiration of such 180-day period; and provided further, that each beneficial owner of any shares of Common Stock issued in connection with this clause (D) who will own 5% or more of the outstanding Common Stock of the Company (as determined in accordance with Rule 13d-3 of the Exchange Act) following such issuance shall enter into a lock-up agreement in substantially the form attached hereto as Exhibit B with respect to such Common Stock for a period covering the remainder of such 180-day period);

         (q) not to, and to use its best efforts to cause its officers, directors, employees, agents and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, so as to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

         (r) to cause (i) each Selling Stockholder and (ii) each officer and director of the Company to furnish to the Representative, prior to the Closing Time, a letter or letters, substantially in the form of Exhibit B hereto;

         (s) that the provisions of that certain letter agreement dated April 4, 2004 between the Company and the Representative shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated herein, to the extent such letter agreement is not superseded or amended by this Agreement;

         (t) that the Company shall obtain or maintain, as appropriate, Directors and Officers liability insurance in the minimum amount of $5 million which shall apply to the offering contemplated herein;

         (u) if at any time during the 90-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representative, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representative advising the Company to the effect set forth above, to forthwith prepare, consult with the Representative concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representative, responding to or commenting on such rumor, publication or event; and

         (v) to comply with all of the applicable provisions of the undertakings in the Registration Statement.

         Each Selling Stockholder, severally and not jointly, hereby agrees with each Underwriter:

         (a) to deliver to the Representative prior to the Closing Time a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person, within the meaning of the
Code) or Form W-9 (if the Selling Stockholder is a United States person, within the meaning of the Code);

         (b) to furnish to the Representative, prior to the Closing Time, a letter or letters, substantially in the form of Exhibit B hereto;

         (c) if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representative, such Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representative; and

         (d) to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request to effectuate any of the provisions of this Agreement.

         5.       Payment of Expenses:

         Other than as set forth in the certain letter agreement dated April 4, 2004 between the Company and the Representative (the "LETTER AGREEMENT"):

         (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with: (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment); (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters; (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment); (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements, if any, of counsel for the Underwriters which fees, along with other expenses of the Underwriters, will be subject to the $150,000 limit set forth in that certain letter agreement dated April 4, 2004 between the Company and the Representative (the "LETTER AGREEMENT"), assuming that the Common Stock is approved for quotation on the NASDAQ National Market), and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers; (v) filing for review of the public offering of the Shares by the NASD (including the reasonable legal fees and filing fees and other disbursements, if any, of counsel for the Underwriters relating thereto, which fees, along with other expenses of the Underwriters will be subject to the $150,000 limit set forth in the Letter Agreement); (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement; (vii) the fees and expenses incurred in connection with the inclusion of the Shares on the NASDAQ National Market; (viii) making road show presentations with respect to the offering of the Shares; (ix) preparing and distributing bound volumes of transaction documents for the Representative and its legal counsel; and (x) the performance of the Company's other obligations hereunder. Upon the request of the Representative, the Company will provide funds in advance for filing fees;

         (b) Pursuant to the terms of the Letter Agreement, the Company agrees to reimburse the Representative for its reasonable out-of-pocket expenses, up to a maximum amount of $150,000, in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations, travel, and the fees and expenses of the Underwriters' outside legal counsel and any other advisors, accountants, appraisers, etc. (other than the fees and expenses of counsel with respect to state securities or blue sky laws and obtaining the filing for review of the public offering of the Shares by the NASD, all of which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above);

         (c) The Company agrees with each Underwriter to pay (directly or by reimbursement) for itself and the Selling Stockholders all fees and expenses incident to the performance of their obligations under this Agreement which are otherwise specifically provided for herein, including, but not limited to, (i) fees and expenses of counsel and other advisors for such Selling Stockholders,
(ii) fees and expenses of the Custodian, and (iii) expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian); and

         (d) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or of any Selling Stockholder to comply with the terms, or to fulfill any of the conditions, of this Agreement, or if for any reason the Company or any Selling Stockholders shall be unable to perform its or their obligations under this Agreement, the Company will also reimburse the Underwriters (or such Underwriters as have so terminated this Agreement with respect to themselves), severally in accordance with the terms of the Letter Agreement, for all out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters' counsel) and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

         6.       Conditions of the Underwriters' Obligations:


         (a) The obligations of the Underwriters hereunder to purchase the Shares at the Closing Time or the relevant Date of Delivery (if any), are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders hereunder and under the Agreement and Power of Attorney on the date hereof and at the Closing Time and on the relevant Date of Delivery, as applicable, the performance by the Company and the Selling Stockholders of their respective obligations hereunder and under the Agreement and Power of Attorney and to the satisfaction of the following further conditions at the Closing Time or on the relevant Date of Delivery, as applicable;

         (b) The Company shall furnish to the Underwriters at the Closing Time and on the relevant Date of Delivery an opinion of Andrews Kurth LLP, counsel for the Company, addressed to the Underwriters and dated the Closing Time and the relevant Date of Delivery and in form and substance satisfactory to Mayer, Brown, Rowe & Maw LLP, counsel for the Underwriters, stating that:

                  (i) the Company has an authorized capitalization as set forth in the Prospectus; the outstanding shares of capital stock of the Company and each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and all of the outstanding shares of capital stock of each Subsidiary which is a corporation are directly or indirectly owned of record and beneficially by the Company, all of the membership interests in each Subsidiary which is a limited liability company have been duly authorized and validly issued and are fully paid and all of the partnership interests in each Subsidiary which is a partnership or limited partnership have been duly authorized and validly issued and are fully paid; except as disclosed in the Prospectus, and to such counsel's knowledge, there are no outstanding
         (A) securities or obligations of the Company or of any Subsidiary convertible into or exchangeable for any capital stock or equity interests, as applicable, of the Company or any Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any Subsidiary any capital stock or equity interests, as applicable, of the Company or any Subsidiary or any securities convertible or exchangeable into such warrants, rights or options, or
         (C) obligations of the Company or any Subsidiary to issue (1) capital stock or equity interests, as applicable, of the Company or any Subsidiary, (2) convertible or exchangeable securities or (3) any warrants, rights or options;

                  (ii) each of the Company and the Subsidiaries has been duly incorporated or organized and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or organization with full corporate, limited liability company or partnership power and authority to own its respective properties and to conduct its respective businesses as described in the Registration Statement and Prospectus and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated herein, except for any such failure to be in good standing which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                  (iii) the Company and each of the Subsidiaries is duly qualified and is in good standing in each jurisdiction set forth opposite their respective names on a schedule to counsel's letter; except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or equity interests, as applicable, or from repaying to the Company or to any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or from any other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than the Subsidiaries, the Company does not to such counsel's knowledge own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture, limited liability company or other association;

                  (iv) to such counsel's knowledge, neither the Company nor any Subsidiary is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (A) its respective organizational documents or (B) any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument identified on a schedule to such counsel's opinion, except in the case of clause (B), for such breaches or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                  (v) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (1) any provision of the organizational documents of the Company or any Subsidiary, (2) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument identified on a schedule to such counsel's opinion, (3) any federal, state or local law, regulation or rule binding upon or applicable to the Company or any Subsidiary or any of their respective properties or assets, or (4) any decree, judgment or order known to such counsel to be applicable to the Company or any Subsidiary, except in the case of clauses (2), (3) and (4) for such conflicts, breaches or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect and except that such counsel expresses no opinion with respect to state securities or blue sky laws or with respect to the rights to indemnity and contribution under this Agreement; and (B) except as contemplated by this Agreement, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or any Subsidiary, except for such liens, charges, claims or encumbrances which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                  (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Company's execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, or its sale and delivery of the Shares as contemplated in this Agreement, other than (A) such as have been obtained or made, or will have been obtained or made at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act and the Securities Act Regulations and the Exchange Act and Exchange Act Regulations, (B) such as have been obtained or made, or will have been obtained or made at the Closing Time or the relevant Date of Delivery, as the case may be, in connection with the approval of the underwriting terms and agreements by the NASD and the quotation of the Shares on the NASDAQ National Market and (C) such as have been obtained or made, or will have been obtained or made at the Closing Time or the relevant Date of Delivery, as the case may be, based on the "blue sky" survey prepared by counsel for the Underwriters in connection with any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, as to which such counsel need express no opinion;

                  (viii) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and, to such counsel's knowledge, after due inquiry, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued and, to such counsel's knowledge, after due inquiry, no proceedings for that purpose have been instituted or are pending or are threatened by the Commission;

                  (ix) as of the effective date of the Registration Statement, the Registration Statement and, as of its issue date, the Prospectus (except as to the financial statements and related notes and other financial, accounting data contained therein, as to which such counsel need express no opinion) appeared on their face to comply to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

                  (x) except as otherwise disclosed in the Prospectus, to such counsel's knowledge, there are no actions, suits, proceedings, inquiries or investigations pending or threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which, individually or in the aggregate, would reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect;

                  (xi) when issued and delivered as contemplated by this Agreement, the Shares will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

                  (xii) except as disclosed in the Prospectus, to such counsel's knowledge, there are no persons with registration or other similar rights to have any equity or debt securities of the Company or any Subsidiary, including securities which are convertible into or exchangeable for equity securities of the Company or any Subsidiary, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, (A) except for the Selling Stockholders, to the extent of the Initial Shares to be offered and sold by such Selling Stockholders as contemplated by this Agreement, and (B) except for those registration or similar rights which have been waived or satisfied with respect to the offering contemplated by this Agreement;

                  (xiii) the Shares have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, and the Underwriters will acquire good and marketable title to the Shares free and clear of any pledge, lien, encumbrance, security interest or other claim;

                  (xiv) the issuance and sale of the Initial Shares (or the Option Shares, as applicable) by the Company is not subject to any preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement known to such counsel to which the Company or any Subsidiary is a party;

                  (xv) the Shares have been approved for quotation on the NASDAQ National Market under the ticker symbol "WCAA," subject only to official notice of issuance;

                  (xvi) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements and with any applicable requirements of the organizational documents of the Company;

                  (xvii) to such counsel's knowledge, there are no contracts or documents of a character that are required to be filed as exhibits to the Registration Statement or required to be described in the Prospectus that have not been so filed or described, and all such descriptions, in all material respects, fairly and accurately set forth the information called for with respect to such contracts and documents;

                  (xviii) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares in accordance with this Agreement, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

                  (xix) the S-4 Registration Statement has been declared effective under the Securities Act by the Commission; as of the effective date of the S-4 Registration Statement, the S-4 Registration Statement (except as to the financial statements and related notes and other financial and accounting data contained therein, as to which such counsel need express no opinion) appeared on their face to comply as to form in all material respects with the requirements of the Securities Act, and the Securities Act Regulations;

                  (xx) the execution and delivery of Reorganization Agreements and each of the documents, agreements and instruments executed and delivered in connection therewith, and the consummation of the transactions contemplated by the Reorganization Agreements, has been duly authorized by all necessary corporate action, including, but not limited to, any vote of the stockholders of the Company which may be required by applicable state law; the Reorganization Agreements are in full force and effect on the date hereof, and neither the Company nor any of the other parties thereto are in breach or default of its obligations thereunder (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default thereunder); and the transactions contemplated by the Reorganization Agreements to be completed at or prior to the Closing Time have been completed;

                  (xxi) the statements under the captions "Internal Reorganization and Relationship with Waste Corporation of America," "Description of Capital Stock," "Shares Eligible for Future Sale" and "Material U.S. Federal Income Tax Consequences to Non-U.S. Holders" in the Prospectus, insofar as such statements constitute a summary of the legal matters, proceedings or documents referred to therein, constitute accurate summaries thereof in all material respects;

                  (xxii) the 8-A Registration Statement complied as to form in all material respects with the requirements of the Exchange Act; the 8-A Registration Statement has become effective under the Exchange Act; and the Initial Shares and the Option Shares have been validly registered under the Securities Act, the Exchange Act, the Securities Act Regulations and the Exchange Act Regulations;

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of KPMG and representatives of the Representative, at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent expressly stated above), such counsel has no reason to believe that the Registration Statement, the S-4 Registration Statement, the Preliminary Prospectus or the Prospectus, as of their respective effective or issue date, and as of the date of such counsel's opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel, however, need not express a belief with respect to the financial statements and related notes and other financial and accounting data included in the Registration Statement, the S-4 Registration Statement, the Preliminary Prospectus or the Prospectus or any further amendment or supplement thereto).

         (c) The transactions contemplated by the Reorganization Agreements to be completed at or prior to the Closing Time shall have been completed to the reasonable satisfaction of the Representative, upon advice of counsel to the Underwriters.

         (d) Each Selling Stockholder shall furnish to the Underwriters at the Closing Time and on the relevant Date of Delivery an opinion of counsel for the Selling Stockholders, addressed to the Underwriters and dated the Closing Time and such Date of Delivery and in form and substance satisfactory to Mayer, Brown, Rowe & Maw LLP, counsel for the Underwriters, stating that:

                  (i) such Selling Stockholder, if a corporation, partnership, trust or similar entity, has been duly incorporated or organized and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or organization with full corporate, limited liability company or partnership power and authority to own its respective properties and to conduct its respective businesses and to execute and deliver this Agreement and the Agreement and Power of Attorney, and to consummate the transactions contemplated herein and therein, except for any such failure to be in good standing which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                  (ii) such Selling Stockholder has full corporate, partnership or other applicable power and authority to enter into this Agreement and the Agreement and Power of Attorney to which it is a party; to the knowledge of such counsel, all authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Stockholder, have been given or obtained; each of the Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder;

                  (iii) such Selling Stockholder has (A) good and marketable title to the Initial Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Agreement and Power of Attorney), and (B) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Initial Shares to the Underwriters and to make the representations, warranties and agreements made by such Selling Stockholder herein; upon the sale and delivery of the Initial Shares by such Selling Stockholder against receipt of payment therefor, in each case in accordance with the terms of this Agreement and the Agreement and Power of Attorney, the Underwriters will acquire good and marketable title to such Initial Shares, free and clear of any pledge, lien, encumbrance, security interest, or other claim;

                  (iv) the execution, delivery and performance of this Agreement and the Agreement and Power of Attorney by such Selling Stockholder, and the consummation by such Selling Stockholder of the transactions contemplated herein and therein, will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (1) any provisions of the organizational documents of such Selling Stockholder, or (2) to the knowledge of counsel for such Selling Stockholder, any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which such Selling Stockholder is a party or by which it or its properties may be bound or affected, or under any federal, state or local law, regulation or rule or any decree, judgment or order applicable to such Selling Stockholder, except in the case of this clause (2) for such conflicts, breaches or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and (B) except as contemplated by this Agreement, to the knowledge of counsel for such Selling Stockholder, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of such Selling Stockholder, except for such liens, charges, claims or encumbrances which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                  (v) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with Selling Stockholder's execution, delivery and performance of each of this Agreement and the Agreement and Power of Attorney, the consummation of the transactions contemplated herein and therein, or its sale and delivery of the Initial Shares, other than (i) such as have been obtained or made, or will have been obtained or made at the Closing Time under the Securities Act and the Exchange Act, (ii) such as have been obtained or made, or will have been obtained or made at the Closing Time in connection with the approval of the underwriting terms and agreements by the NASD and the quotation of the Initial Shares on the NASDAQ National Market and (iii) such as have been obtained or made, or will have been obtained or made at the Closing Time based on the "blue sky" survey prepared by counsel for the Underwriters in connection with any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Initial Shares are being offered by the Underwriters, as to which such counsel need express no opinion; and

                  (vi) to the knowledge of such counsel and except as otherwise disclosed to the Underwriters in writing, such Selling Stockholder is not, nor are any of its affiliates, required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the Exchange Act Regulations, nor does such Selling Stockholder, or any of its affiliates, directly, or indirectly through one or more intermediaries, control or has any other association with (within the meaning of Article I of the NASD's By-laws) any member firm of the NASD.

         (e) (i) The Representative shall have received from KPMG, a "comfort" letter dated, the date hereof and a "bring-down" letter (reaffirming the statements made in such comfort letter) dated the Closing Time and the relevant Date of Delivery, as the case may be, addressed to the Underwriters, in form and substance satisfactory to the Representative, relating to the financial statements, including any pro forma financial statements and related notes thereto, of the Company and the Subsidiaries, and such other matters customarily covered by such letters issued in connection with registered public offerings.

                  (ii) In the event that the letters referred to above set forth any changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation from the Company as to the significance thereof, unless the Representative deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representative, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.

         (f) The Representative shall have received at the Closing Time and on the relevant Date of Delivery the favorable opinion of Mayer, Brown, Rowe & Maw LLP, dated the Closing Time and the relevant Date of Delivery, as the case may be, addressed to the Underwriters and in form and substance satisfactory to the Representative.

         (g) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have objected in writing.

         (h) Prior to the Closing Time and the relevant Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued, and no proceedings for such purpose shall have been initiated or, to the knowledge of the Company, threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or, to the knowledge of the Company, threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative, as advised by counsel to the Underwriters; and (iii) the Registration Statement and the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (i) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

         (j) Between the time of execution of this Agreement and the Closing Time or (with respect to the Option Shares) the relevant Date of Delivery, (i) there shall not have been any Material Adverse Effect and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representative's sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

         (k) The Shares shall have been approved for inclusion in the NASDAQ National Market, subject only to official notice of issuance.

         (l) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (m) The Representative shall have received lock-up agreements from each of the persons identified in Section 4(r) hereof and each of the Selling Stockholders, in the form of Exhibit B attached hereto, and such lock-up agreements shall be in full force and effect.

         (n) The Company will, at the Closing Time and on the relevant Date of Delivery, deliver to the Underwriters a certificate of (i) its Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer or Vice President and (ii) its Chief Accounting Officer or Chief Financial Officer, to the effect that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the date thereof, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date thereof;

                  (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act; and

                  (iii) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (A) any Material Adverse Effect, (B) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (C) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (D) any change in the capital stock or outstanding long-term indebtedness (other than borrowings from Wells Fargo Bank, National Association) of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or (F) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which would reasonably be expected to result in a Material Adverse Effect.

         (o) Each Selling Stockholder will, at the Closing Time and on the relevant Date of Delivery, deliver to the Underwriters a certificate, to the effect that:

                  (i) the representations and warranties of such Selling Stockholder set forth in this Agreement and in the Agreement and Power of Attorney are true and correct as of such date; and

                  (ii) such Selling Stockholder has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder and under the Agreement and Power of Attorney at or prior to the date thereof.

         (p) The Company and the Selling Stockholders, as applicable, shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements of the Company or the Selling Stockholders, as the case may be, contained herein and in the Agreement and Power of Attorney, and the performance by the Company and the Selling Stockholders of their respective covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time or the relevant Date of Delivery, as the Underwriters may reasonably request.

         7.       Termination:

         (a) The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or, with respect to any Option Shares, the relevant Date of Delivery, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or adverse change in economic, political or other conditions, the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the NASDAQ National Market, or if trading generally on the New York Stock Exchange or on the NASDAQ National Market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or quotation system or by order of the Commission or any other Governmental Authority, or (v) any federal or state statute, regulation, rule or order of any court or other Governmental Authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representative, materially adversely affects or would reasonably be expected to materially adversely affect the business or operations of the Company and its Subsidiaries considered as a whole, or (vi) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representative, has, or would reasonably be expected to have, a material adverse effect on the securities markets in the United States, or (vii) if a banking moratorium (or any action having a substantially similar effect as a banking moratorium) has been declared by either federal or New York authorities which, in the reasonable opinion of the Representative, has, or would reasonably be expected to have, a material adverse effect on the securities markets in the United States.

         (b) If the Representative elects to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

         (c) If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders shall be unable to comply in all material respects with any of the terms of this Agreement, the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company or the Selling Stockholders under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

         8.       Increase in Underwriters' Commitments:

         (a) If any Underwriter shall default at the Closing Time or on the relevant Date of Delivery in its obligation to take up and pay for the Initial Shares or the Option Shares, as applicable, to be purchased by it under this Agreement on such date, the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters reasonably satisfactory to the Company, to purchase under the terms contained herein all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "DEFAULTED SHARES"). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representative may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

         (b) Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Initial Shares or Option Shares, as applicable, hereunder on such date unless all of the Initial Shares or Option Shares, as applicable, to be purchased on such date are purchased on such date by the non-defaulting Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company in accordance with Section 8(a) above).

         (c) If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provisions, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         (d) The term "UNDERWRITER" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

         9. Indemnity and Contribution by the Company, the Selling Stockholders and the Underwriters:

         (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of the Company contained herein, (ii) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (iv) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "APPLICATION"), or (v) any omission or alleged omission to state a material required to be stated in any such Registration Statement, Prospectus or any Application or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement, Prospectus or Application; provided, however, that the indemnity agreement contained in this subsection (a) with respect to the Prospectus shall not inure to the benefit of any Underwriter (or any controlling person of such Underwriter) with respect to any person asserting such loss, expense, liability, damage or claim which is the subject thereof if the Prospectus or any supplement thereto prepared with the consent of the Representative and furnished to the Underwriters prior to the Closing Time or the relevant Date of Delivery corrected any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact, and if such Underwriter failed to send or give a copy of such Prospectus or supplement thereto to such person at or prior to the time written confirmation of the sale of Shares was given to such person. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability that the Company may otherwise have.

         (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of such Selling Stockholder contained herein or in the Agreement and Power of Attorney, (ii) any failure on the part of such Selling Stockholder to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (iii) any untrue statement or alleged untrue statement of a material fact related to such Selling Stockholder contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (iv) any Application or (v) any omission or alleged omission to state a material fact related to such Selling Stockholder required to be stated in any such Registration Statement, Prospectus or any Application or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement, Prospectus or Application; provided, however, that the indemnity agreement contained in this subsection (b) with respect to the Prospectus shall not inure to the benefit of any Underwriter (or any controlling person of such Underwriter) with respect to any person asserting such loss, expense, liability, damage or claim which is the subject thereof if the Prospectus or any supplement thereto prepared with the consent of the Representative and furnished to the Underwriters prior to the Closing Time or the relevant Date of Delivery corrected any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact, and if such Underwriter failed to send or give a copy of such Prospectus or supplement thereto to such person at or prior to the time written confirmation of the sale of Shares was given to such person. Notwithstanding the foregoing, nothing contained in this Agreement shall require any Selling Stockholder to reimburse or indemnify the Underwriters for any amount in excess of the net sales price of the Initial Shares sold by such Selling Stockholder pursuant to this Agreement. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liability which the Selling Stockholders may otherwise have.

         (c) If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to subsections (a) or (b) above, such indemnified party (or parties) shall promptly notify the indemnifying party in writing of the institution of such action, and the indemnifying party shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the indemnifying party will not relieve the indemnifying party of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. The indemnified party (or parties) shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party (or parties) unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, or the indemnifying party shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party (or parties) shall have reasonably concluded (based on the written advice of outside counsel) that there may be defenses available to it or them which (i) are different from or additional to those available to the indemnified party (or parties) and (ii) in the opinion of such outside counsel present an actual or potential conflict for counsel representing the indemnifying party and the indemnified party (or parties) (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party (or parties)), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred (it being understood, however, that indemnifying party shall not be liable for the expenses of more than one separate firm of attorneys for the indemnified party (or parties) in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its consent.

         (d) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, each Selling Stockholder, the Company's and the Selling Stockholders' respective directors, officers, employees or agents, and any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representative to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus, or any Application, or (ii) any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement, Prospectus or any Application or necessary to make such information, in the light of the circumstances under which it was made, not misleading. The statements set forth in (A) the second paragraph under the caption "Underwriting-Underwriting Discounts Commissions and Related Services," (B) the third paragraph under the caption "Underwriting-New Issuance," (C) the first three paragraphs under the caption "Underwriting-Other" and (D) the entire section entitled "Underwriting-Price Stabilization, Short Positions and Other Market Making Activities" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of Section 3(k) and this Section 9. The indemnity agreement set forth in this Section 9(d) shall be in addition to any liabilities that such Underwriter may otherwise have.

         (e) If any action is brought against the Company, any Selling Stockholder, any controlling person or any other indemnified party in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Selling Stockholder or such controlling or otherwise indemnified person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Representative will not relieve the Underwriters of any obligation hereunder, except to the extent that their ability to defend is actually impaired by such failure or delay. The Company, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Stockholder or such person or party unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the written advice of outside counsel) that there may be defenses available to it or them which (i) are different from or additional to those available to the Underwriters and (ii) in the opinion of such outside counsel, present an actual or potential conflict for counsel representing the indemnifying party and the indemnified party (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Underwriters and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the prior written consent of the Representative.

         (f) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a)-(d) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Shares or
(ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, of the Selling Stockholders and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders, as applicable, bear to the underwriting discounts and commissions received by the Underwriters. The relative benefits received by the Underwriters shall be deemed to be in the same proportion as the underwriting discounts and commissions received by the Underwriters bear to the total gross proceeds from the offering (before deducting underwriting discounts and commissions and other expenses) received by the Company and the Selling Stockholders. The relative fault of the Company, of the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         (g) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection
(f)(i) and, if applicable (f)(ii), above. Notwithstanding the provisions of this
Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the net sales price of the Initial Shares sold by such Selling Stockholder pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint. For purposes of this subsection (g), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, and is entitled to indemnification under subsection (a) and/or (b) of this
Section 9, shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, and is entitled to indemnification under subsection (d) of this Section 9, shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be.

         (h) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls each Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable cost of investigating any such action or claim), which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, claim, damage or liability arises out of or is based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the failure of any Directed Share Participant to pay for and accept delivery of Directed Shares which, by the end of the second business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase such Directed Shares; or (iii) the Directed Share Program, other than as a result of willful misconduct or bad faith by the Underwriters in connection thereto.

         10.      Survival:

         The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors, officers, employees or agents, the Selling Stockholders or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, each Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's directors, officers, employees or agents, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

         11.      Notices:

         Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention:
Syndicate Department; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at:

         WCA Waste Corporation
         Attn: J. Edward Menger
         One Riverway, Suite 1400
         Houston, Texas 77056;

or if to WCA Partners, L.P., EFO Co-Investment Partners or Benton WCOA Partners,
L.P.:

         2828 Routh Street
         Suite 500
         Dallas, Texas 75201

or if to WFC Holdings Corporation:

         420 Montgomery Street
         San Francisco, California 94163

         12.      Governing Law; Headings:

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA,

WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         13.      Parties at Interest:

         The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders and the controlling persons, directors, officers, employees or agents referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         14.      Counterparts and Facsimile Signatures:

         This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

         15.      Entire Agreement:

         This Agreement (including the exhibits and schedules hereto and documents delivered pursuant hereto) is intended by the parties to and does constitute the entire agreement between the Company, the Selling Stockholders and the Underwriters, with respect to the transactions contemplated by this Agreement. This Agreement supersedes and terminates any and all prior understandings, written or oral, between the parties regarding such transactions, except for the Letter Agreement.

      [remainder of page intentionally left blank - signature page follows]

         If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters.

                                   Very truly yours,

                                   WCA WASTE CORPORATION


                                   By:
                                      ------------------------------------------
                                      Tom J. Fatjo, Jr.
                                      Chairman & Chief Executive Officer


                                      SELLING STOCKHOLDERS LISTED ON
                                      SCHEDULE I ATTACHED HERETO


                                    By:
                                       -----------------------------------------
                                       [NAME OF CUSTODIAN]

                                       As Custodian for the Selling Stockholders listed on Schedule I attached hereto.




Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.



By:
   -----------------------------------
   William F. Strome
   Managing Director

For itself as an Underwriter and as Representative of the other Underwriters named on Schedule II attached hereto.

                                   SCHEDULE I

                        COMPANY AND SELLING STOCKHOLDERS

                                                  SHARES TO BE SOLD PURSUANT           SHARES TO BE SOLD PURSUANT
NAME OF SELLING STOCKHOLDERS                       TO THE INITIAL OFFERING             TO OVER-ALLOTMENTS, IF ANY
-------------------------------------------     -------------------------------    ------------------------------

WCA Waste Corporation ......................                6,587,947                          1,350,000

WCA Partners, L.P. .........................                1,940,689                              --

WFC Holdings Corporation ...................                 340,326                               --

Benton WCOA Partners, L.P. .................                  71,727                               --

EFO Co-Investment Partners .................                  59,311                               --
                                               --------------------------------    ------------------------------

     TOTAL .................................                9,000,000                          1,350,000
                                               ===============================     ==============================

                                   SCHEDULE II

                                  UNDERWRITERS

                                                          NUMBER OF INITIAL
UNDERWRITER                                            SHARES TO BE PURCHASED

Friedman, Billings, Ramsey & Co., Inc............             [       ]

Stifel, Nicolaus & Company, Incorporated.........             [       ]
                                                       ----------------------

         TOTAL...................................             9,000,000
                                                       ======================

                                    EXHIBIT A

                 FORM OF CUSTODY AGREEMENT AND POWER OF ATTORNEY

                                 (see attached)

                              WCA WASTE CORPORATION

                     INITIAL PUBLIC OFFERING OF COMMON STOCK

              IRREVOCABLE POWER OF ATTORNEY OF SELLING STOCKHOLDER


[Insert Names and Addresses of Attorneys in Fact]

         The undersigned stockholder of WCA Waste Corporation, a Delaware corporation (the "COMPANY"), understands that it is contemplated that certain stockholders of the Company, including the undersigned ("SELLING STOCKHOLDERS"), will sell common stock, $.01 par value per share ("COMMON STOCK"), of the Company to certain underwriters (the "UNDERWRITERS") represented by Friedman, Billings, Ramsey and Co., Inc. ("FBR" or the "REPRESENTATIVE") pursuant to the Underwriting Agreement referred to below, and that the Underwriters propose to offer and sell such Common Stock to the public. The undersigned also understands that, in connection with such offer and sale, the Company has filed a Registration Statement ("REGISTRATION STATEMENT") with the Securities and Exchange Commission ("COMMISSION") to register under the Securities Act of 1933, as amended, the shares to be offered.

         Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering a Custody Agreement in substantially the form attached as Annex I (the "CUSTODY AGREEMENT") pursuant to which certificates for at least the number of shares of Common Stock to be sold by the undersigned as set forth opposite the signature of the undersigned at the end of this instrument are being deposited with _______________________________, as custodian ("CUSTODIAN").

         1. In connection with the foregoing, the undersigned hereby irrevocably constitutes and appoints ________________________________________________, as
attorneys-in-fact (individually, an "ATTORNEY" and collectively, the "ATTORNEYS") of the undersigned, each with full power and authority to act together or alone, including full power of substitution, in the name of and for and on behalf of the undersigned with respect to all matters arising in connection with the sale of Common Stock by the undersigned including, but not limited to, the power and authority to take any and all of the following actions:

         (a) to sell, assign and transfer to the Underwriters pursuant to the Underwriting Agreement (as defined herein) the Maximum Number of Shares (as set forth on the signature page hereof) of Common Stock and represented by the certificates deposited by the undersigned with the Custodian pursuant to the Custody Agreement, or such lesser number as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, at a purchase price per share to be paid by the Underwriters, as determined by negotiation among the Company, the Attorneys and the Representative, but at the same price per share to be paid by the Underwriters to each of the other Selling Stockholders and to the Company for the Common Stock sold by it;

         (b) for the purpose of effecting such sale, to perform the undersigned's obligations under the Underwriting Agreement among the Company, the Selling Stockholders and the Underwriters substantially in the form filed as an exhibit to the Registration Statement (such agreement, in the form in which executed by the undersigned, being herein called the "UNDERWRITING AGREEMENT"), receipt of a draft of which is hereby acknowledged by the undersigned, containing such additions to or changes in the terms, provisions and conditions thereof as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, including, subject to the limitation set forth in paragraph 1(a) hereof, the purchase price per share to be paid by the Underwriters and including any additions to or changes in the terms, provisions and conditions thereof relating to the public offering of such Common Stock by the Underwriters;

         (c) to give such orders and instructions to the Custodian and the transfer agent for the Common Stock as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, with respect to (i) the transfer of the Common Stock on the books of the Company in order to effect the sale to the Underwriters, including giving the name or names in which new certificates for such Common Stock are to be issued and the denominations thereof, (ii) the delivery to or for the account of the Underwriters of certificates for such Common Stock against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment by the Custodian out of the proceeds of such sale of any expenses in the amounts described in the Underwriting Agreement that are to be borne by the undersigned and paid by the Custodian in connection with the offer, sale and delivery of the Common Stock,
(iv) the remittance to the undersigned of new certificates representing that number of shares of Common Stock, if any, that is in excess of the number of shares of Common Stock sold and to be sold at any subsequent Closing Date by the undersigned to the Underwriters;

         (d) to retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not, be counsel for the Company);

         (e) to execute and deliver any amendment to the Custody Agreement; provided, however, that no such amendment shall increase the number of shares of Common Stock to be sold by the undersigned above the Maximum Number of Shares specified below;

         (f) to agree to the allocation of the expenses of the offering among the Company and the Selling Stockholders, including the undersigned;

         (g) to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the Common Stock to be sold by the undersigned, or a stock power or powers attached to such certificate or certificates;

         (h) to make, acknowledge, verify and file on behalf of the undersigned applications, consents to service of process and such other documents, undertakings or reports as may be required by law with state commissioners or officers administering state securities laws; and

         (i) to make, exchange, acknowledge and deliver all such other powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission, amendments to the Underwriting Agreement, and in general to do all things and to take all actions, that the Attorneys, or any one of them, in their or his or her sole discretion may in good faith consider necessary or proper in connection with or to carry out the aforesaid sale of Common Stock to the Underwriters and the public offering thereof, as fully as could the undersigned if personally present and acting.

         2. (a) This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney. This Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership), or by the occurrence of any other event. If any event described in the preceding sentence shall occur before the delivery of the Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates for such Common Stock shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement, and all other actions required to be taken under the Underwriting Agreement and the Custody Agreement shall be taken, and action taken by the Attorneys, or any one of them, pursuant to this Power of Attorney shall be as valid as if such event had not occurred, whether or not the Custodian, the Attorneys, or any one of them, shall have received notice of such event.

            (b) Notwithstanding the foregoing, if the Underwriting Agreement shall not be entered into and the transactions contemplated thereby shall not be consummated prior to the 45th day after the date of this Power of Attorney, then from and after such date the undersigned shall have the power to revoke all authority hereby conferred by giving notice on or promptly after such date to each of the Attorneys, with a copy to the Custodian, that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys or any one of them, pursuant to this Power of Attorney prior to the actual receipt of such notice.

         3. The undersigned ratifies all that the Attorneys, or any one of them, has done or shall do in good faith and in accordance with the terms of paragraphs 1 and 2 of this Power of Attorney.

         4. The Attorneys shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Power of Attorney given to the Attorneys by the undersigned; provided, however, that the Attorneys shall not be entitled to act on any statement or notice to the Attorneys with respect to the Closing Time under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to the Attorneys by FBR.

         5. The undersigned agrees to hold the Attorneys, jointly and severally, free and harmless from any and all loss, damage or liability that they, or either one of them, may sustain as a result of any action taken in good faith hereunder. It is understood that the Attorneys shall serve without compensation.

         6. In acting hereunder, the Attorneys may rely on the representations, warranties and agreements of the undersigned made in the Custody Agreement.

         7. This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

                  [remainder of page intentionally left blank]

         Please acknowledge your acceptance of the terms and provisions of this Irrevocable Power of Attorney of Selling Stockholder.

DATE:  June      , 2004                 PRINT NAME(s) OF SELLING STOCKHOLDER(s):
            -----


                                        ----------------------------------------

                                        ----------------------------------------

Maximum Number of Shares of Common      SIGNATURE(s) OF SELLING STOCKHOLDER(s):
Stock to be sold to the Underwriters
by the Selling Stockholder(s):

                                        ----------------------------------------

                                        ----------------------------------------

                   shares               ADDRESS:
------------------


                                        ----------------------------------------

                                        ----------------------------------------

                                                                         ANNEX I

                              WCA WASTE CORPORATION

                     INITIAL PUBLIC OFFERING OF COMMON STOCK

                                CUSTODY AGREEMENT

[Insert name and address of Custodian]

Dear Sirs:

         There are delivered to you herewith one or more certificates, in negotiable and proper deliverable form (with signatures guaranteed by a bank or trust company having an office or a correspondent in The City of New York or by a member firm of the New York or American Stock Exchange or accompanied by a duly executed stock power or powers, in blank, bearing the signature of the undersigned so guaranteed), representing no less than the number of issued and outstanding shares of common stock, $.01 par value per share (the "COMMON STOCK"), of WCA Waste Corporation, a Delaware corporation (the "COMPANY"), set forth opposite the signature of the undersigned at the end of this letter. The undersigned agrees to deliver to the Attorneys (as defined herein) or to you such additional documentation as the Attorneys, or any one of them, or the Company or Friedman, Billings, Ramsey and Co., Inc. ("FBR" or the "REPRESENTATIVE"), or you or any of their respective counsel may request to effectuate or confirm compliance with any of the provisions hereof, of the Company's Certificate of Incorporation or of the Underwriting Agreement (as defined herein), all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys and you. The certificates for the Common Stock are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement.

         1. Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed and delivered an irrevocable power of attorney ("POWER OF ATTORNEY") to ______________________________________, or
their duly designated substitutes (individually, an "ATTORNEY" and collectively, the "ATTORNEYS"), authorizing the Attorneys, or any one of them (inter alia), to sell from the number of shares of Common Stock represented by the certificates deposited with you hereunder, up to that number of shares of Common Stock set forth opposite the signature of the undersigned at the end of this letter, or such lesser number as the Attorneys, or any one of them, may determine, and for that purpose to enter into and perform an underwriting agreement (the "UNDERWRITING AGREEMENT"), among the Company, certain stockholders of the Company including the undersigned (the "SELLING STOCKHOLDER"), and certain underwriters (the "UNDERWRITERS") represented by FBR.

         2. In addition, the undersigned has completed and signed a Form W-9.

         3. You are authorized and directed (a) to hold the certificates deposited with you hereunder in your custody and (b) on the Closing Time (as specified in the Underwriting Agreement) you shall take all necessary action (i) to cause the Common Stock to be transferred on the books of the Company into such names as the Attorneys, or any one of them, or the Underwriter shall have instructed you and to exchange the certificates representing such Common Stock for new certificates for such Common Stock registered in such names and in such denominations as the Attorneys, or any one of them, or FBR shall have instructed you, and (ii) to deliver such new certificates to Underwriters for the account of the Underwriters, against payment of the purchase price for such Common Stock, and give receipt for such payment, (iii) pay such expenses, including transfer taxes, as you may be instructed to pay by the Attorneys, or any one of them, and, if instructed by an Attorney to do so, remit to the undersigned the balance, after deducting such expenses, of the amount received by you as payment for such Common Stock, and
(iv) furnish to the undersigned a Form 1099 on or before the next following January 31. With such remittance you shall also deliver or cause to be delivered to the undersigned new certificates (which may bear appropriate legends) representing the number of shares of Common Stock deposited hereunder (if any) that are in excess of the number of shares of Common Stock sold by the undersigned to the Underwriters.

         4. If the Underwriting Agreement shall not be entered into and the transactions contemplated thereby shall not be consummated prior to the 45th day after the date of this Custody Agreement then, notwithstanding the terms of the third paragraph next below, upon the written request to you of the Attorneys, or any one of them, or the undersigned (accompanied in the latter case by written notice of termination of the Power of Attorney addressed to each of the Attorneys with a copy to you) on or promptly after that date, you are to return to the undersigned the certificates for the Common Stock deposited with you hereunder.

         5. Under the terms of the Power of Attorney, the authority conferred thereby is granted, made and conferred subject to and in consideration of the interests of the Underwriters and, except as set forth in the preceding paragraph, is irrevocable and not subject to termination by the undersigned or by operation of law, and the obligations of the undersigned under the Underwriting Agreement are similarly not subject to termination and shall remain in full force and effect until such date. Accordingly, the certificates deposited with you hereunder and this Custody Agreement and your authority hereunder are subject to the interests of the Underwriters, and this Custody Agreement and your authority hereunder are irrevocable and are not subject to termination, except as set forth in the preceding paragraph, by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership) or the occurrence of any other event. If any event referred to in the preceding sentence should occur before the delivery of the Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates for such Common Stock shall, except as specifically provided in the Underwriting Agreement, be delivered by you on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and action taken by you pursuant to this Custody Agreement shall be as valid as if such event had not occurred, whether or not you or the Attorneys, or any one of them, shall have received notice of such event.

         6. Until payment of the purchase price pursuant to the Underwriting Agreement has been made to the undersigned by or for the account of the Underwriters, the undersigned shall remain the owner of the Common Stock delivered to you hereunder and shall have the right to vote such Common Stock and all other Common Stock, if any, represented by the certificates deposited with you hereunder and to receive any and all dividends and distributions thereon.

         7. You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys, or any one of them; provided, however, that you shall not be entitled to act on any statement or notice to you with respect to the Closing Time under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to you by FBR.

         8. It is understood that you assume no responsibility or liability to any person other than to deal with the certificates deposited with you hereunder and to deliver to the undersigned a Form 1099 in accordance with the provisions of this Custody Agreement, and the undersigned agrees to indemnify and hold you harmless with respect to anything done by you in good faith in accordance with the foregoing instructions.

         9. This Custody Agreement constitutes a representation and warranty by the undersigned that (a) the undersigned has, and at the Closing Time will have, valid and unencumbered title to the Common Stock to be sold on the Closing Time pursuant to the Underwriting Agreement, the undersigned will have full right and power and all authorizations and approvals required by law to sell, assign, transfer and deliver such Common Stock under the Underwriting Agreement and upon the delivery of and payment for such Common Stock under the Underwriting Agreement, the Underwriters will receive valid and unencumbered title thereto; and (b) the undersigned has, and at all times through the Closing Time will have, full legal right and power and all authorizations and approvals required by law to enter into this Custody Agreement, the Power of Attorney and the Underwriting Agreement and to carry out all the applicable terms and provisions hereof and thereof, and this Custody Agreement, the Power of Attorney and the Underwriting Agreement are, and at all times through the Closing Time will be, valid and binding obligations of the undersigned.

         10. The undersigned has carefully reviewed the representations, warranties, statements and agreements to be made by the undersigned as a Selling Stockholder under the Underwriting Agreement and does hereby represent, warrant and agree that (a) such representations, warranties and statements, insofar as they relate to the undersigned, are true and correct as of the date hereof and will be true and correct at all times through the Closing Time and (b) such agreements, insofar as they relate to the undersigned, have (where applicable) been complied with as of the date hereof and will be complied with on and after the Closing Time.

         11. The undersigned has received and carefully reviewed a copy of the Registration Statement as filed on June 1, 2004, including the form of prospectus contained therein and dated June 1, 2004 for the offer and sale of the number of shares of Common Stock indicated therein and will so review any amendment to the Registration Statement and the form of prospectus upon receipt thereof. To the undersigned's knowledge, there is no untrue statement of a material fact included in the Registration Statement with respect to the undersigned nor is there an omission from the Registration Statement of any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the undersigned. The undersigned shall also promptly notify the Attorneys and FBR of any untrue statement of a material fact included in any amendment to the Registration Statement or the prospectus or of any omission from such amendment or prospectus of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The undersigned will promptly notify the Attorneys and FBR of any facts coming to the attention of the undersigned that would cause the foregoing statements not to be true.

         12. The undersigned has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of Common Stock being sold pursuant to the Underwriting Agreement.

         13. The foregoing representations, warranties and agreements, and those contained in (a) the questionnaires previously completed by the Undersigned and submitted to the Company and (b) the Underwriting Agreement, are made for the benefit of, and may be relied upon by, the Attorneys, the Company, the Underwriters, the Custodian and the representatives, agents and counsel of each of the foregoing.

         14. This Custody Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.


                  [remainder of page intentionally left blank]

         Please acknowledge your acceptance hereof as Custodian, and receipt of the certificates deposited with you hereunder, by executing and returning to the undersigned the enclosed copy hereof.


                                        ----------------------------------------


                                        ----------------------------------------


                                        ----------------------------------------



DATE:  June      , 2004
            -----

ACKNOWLEDGED AND AGREED TO BY SELLING STOCKHOLDER:

DATE:  June      , 2004                 PRINT NAME(s) OF SELLING STOCKHOLDER(s):
            -----

                                        ----------------------------------------

                                        ----------------------------------------

Maximum Number of Shares of Common      ----------------------------------------
Stock to be sold to the Underwriters
by the Selling Stockholder(s):          ----------------------------------------


                   shares               ADDRESS:
------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                    EXHIBIT B

                            FORM OF LOCK-UP AGREEMENT

                                 (see attached)

                              WCA WASTE CORPORATION

                     INITIAL PUBLIC OFFERING OF COMMON STOCK

                                LOCK-UP AGREEMENT

                                                                    June __,2004

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
         as Representative of the several Underwriters
         c/o Friedman, Billings, Ramsey & Co., Inc.
         1001 19th Street North
         Arlington, Virginia  22209

Ladies and Gentlemen:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between (i) WCA Waste Corporation, a Delaware corporation (the "Company"), (ii) the group of selling stockholders named on Schedule I to the Underwriting Agreement and (iii) you, Friedman, Billings, Ramsey & Co., Inc., as representative (the "Representative"), of the group of Underwriters named on Schedule II to the Underwriting Agreement (the "Underwriters"). The Underwriting Agreement relates to an underwritten public offering of common stock, $0.01 par value, of the Company (the "Common Stock"). Capitalized terms not defined herein shall have the meaning ascribed to such terms in the Underwriting Agreement.

         To induce the Underwriters to enter into the Underwriting Agreement, the undersigned (and any "affiliate" of the undersigned, as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended) agrees to refrain during a period of 180 days from the date of the Prospectus, without the prior written consent of the Representative, from, directly or indirectly:

1. offering, pledging, hedging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction, swap or device which is designed to, or would reasonably be expected to, lead to or result in the disposition by any person at any time in the future of, whether by actual disposition or effective economic disposition due to cash settlement or otherwise and even if such disposition was effected by a person or entity other than the undersigned), any share of capital stock of the Company, including shares of Common Stock (such shares are hereinafter referred to as "Capital Stock"), or any securities convertible into or exercisable or exchangeable for Capital Stock;

2. filing (or participating in a filing of) a registration statement with the Commission with respect to any of the foregoing;

3. establishing or increasing a put equivalent position or liquidating or decreasing a call equivalent position within the meaning of Section 16 of the Exchange Act and the Exchange Act Regulations with respect to any of the foregoing; or

4.    publicly announcing an intention to effect any of the foregoing,

whether any such transaction, swap or other disposition described above is to be settled by delivery of Capital Stock, in cash or otherwise.

         The foregoing restrictions shall not apply to:

         (a)      the Shares to be sold pursuant to the Underwriting Agreement;

         (b) any shares of Common Stock purchased by the undersigned (or any "affiliate" of the undersigned, as such term was previously defined herein) in the secondary market subsequent to the later of the Closing Time and any Date of Delivery, if any, so long as such purchase does not otherwise violate any provision of this Lock-Up Agreement;

         (c) any shares of Common Stock issued by the Company upon (i) the exercise of an option or warrant or (ii) the conversion of a security outstanding on the date of the Prospectus, provided such option, warrant or security is described in the Prospectus or in an amendment or supplement thereto;

         (d) the registration of shares of Common Stock under, and the grants of Common Stock and stock options related to Common Stock under, employee benefit plans of the Company existing as of the date of the Prospectus and described in the most recent Prospectus or in an amendment or supplement thereto; and

         (e) any shares of Common Stock issued as consideration in connection with any acquisition by the Company or a Subsidiary of all or substantially all of the stock or assets of another entity (provided that, if the Company registers the resale of any such shares of Common Stock under the Securities Act by the recipients thereof, the Company shall not request effectiveness of such resale registration statement for a date prior to the expiration of such aforementioned 180-day period; and provided further, that each beneficial owner of any shares of Common Stock issued in connection with this clause (E) who will own 5% or more of the outstanding Common Stock of the Company (as determined in accordance with Rule 13d-3 of the Exchange Act) following such issuance shall enter into a lock-up agreement in substantially the form hereof for a period covering the remainder of such 180-day period).

         If (i) the Company issues an earnings release, (ii) a press release related to information that is material to the Company, (iii) if a material event relating to the Company occurs during the last seventeen (17) days of the aforementioned 180-day lock-up period or (iv) prior to the expiration of such lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release, the press release or the occurrence of material event, as the case may be.

         In addition, the undersigned hereby waives, from the date hereof until the expiration of the 180-day period following the date of the Prospectus, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any shares of Common Stock that are registered in the name of the undersigned or any shares of Common Stock that are deemed to be beneficially owned by the undersigned in accordance with the Securities Act and the Securities Act Regulations (the "Beneficially Owned Shares"). To enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock or Beneficially Owned Shares that are subject to the aforesaid covenants and/or restrictions.

         Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock are transferred from the undersigned shall be bound by the terms of this Lock-Up Agreement.

 [the remainder of this page intentionally left blank - signature page follows]

         This Lock-Up Agreement shall terminate on the date that the Company or the Representative notifies the undersigned in writing that it does not intend to proceed with the public offering of Common Stock contemplated by the Underwriting Agreement. If for any reason the Underwriting Agreement shall be terminated prior to the Closing Time (as such term is defined in the Underwriting Agreement), this Lock-Up Agreement shall likewise be terminated.

                                   Yours very truly,

                                   By:
                                          --------------------------------------

                                   Name:
                                          --------------------------------------

                                   Title:
                                          --------------------------------------


                       SIGNATURE PAGE - LOCK-UP AGREEMENT